LVIP UBS Large Cap Growth RPM Fund

Supplement Dated October 18, 2013

to the Prospectus and Summary Prospectus
(dated April 30, 2013),
and the Statement of Additional Information
(dated April 30, 2013, as supplemented May 1, 2013 and October 2, 2013)

This Supplement updates certain information in each Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information. You may obtain copies of each Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Summary Prospectus, Prospectus, and Statement of Additional Information for LVIP UBS Large Cap Growth RPM Fund (the “Fund”):

Effective September 10, 2013, Dan Neuger has been appointed co-portfolio manager of the Fund.

The following replaces similar text under “Portfolio Managers” in the Fund’s summary prospectus and statutory prospectus:

The individuals responsible for the portfolio management of the Fund are:

UBS Portfolio Manager	Company Title	Experience w/Fund
Peter J. Bye	Executive Director	Since December 2012
Dan Neuger	Executive Director	Since September 2013

The following biographical information is added to the Fund’s statutory prospectus under “UBS Portfolio Managers”:

Mr. Neuger is currently an Executive Director of UBS. Prior to joining UBS in 2013, Mr. Neuger was a US equity portfolio manager at Pinebridge Investments since 2004. He holds a B.A. in Economics from St. Olaf College and a M.B.A. from the University of Minnesota.

Effective September 10, 2013, references to Paul Graham as portfolio manager for the Fund are removed.